Consolidated Statements of Operations and Comprehensive Loss (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019
Total revenue	$ 212,195	$ 179,322	[1]	$ 196,174	[1]
Cost of services	228,797	175,296	[1]	113,389	[1]
Affiliated Entities
Cost of services	3,975	2,189		1,859
Diagnostic test revenue
Total revenue	205,100	175,351	[1]	191,667	[1]
Diagnostic test revenue | Affiliated Entities
Total revenue	90	285		0
Other revenue
Total revenue	7,095	3,971	[1]	4,507	[1]
Other revenue | Affiliated Entities
Total revenue	$ 232	$ 3		$ 1,180

[1]	Certain expenses were previously misclassified as cost of services. These expenses are now reported as selling and marketing. This adjustment has no impact on total revenue, loss from operations, net loss and comprehensive loss or net loss per share. Refer to Note 2, “Summary of Significant Accounting Policies” to our consolidated financial statements for further information.